Exhibit 10.222

AMD_00269258.0

THIS AMENDMENT (this “Amendment”) dated as of February 3, 2020 (the “Amendment Effective Date”) is made to the Schedules (as defined below) by and between MSCI Inc. (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in each applicable Schedule, as the case may be.

WHEREAS, MSCI and Licensee entered into (i) the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”) and (ii) the Schedules or Amendments identified in Attachment 1 hereto (each, a “Schedule” and, collectively, the “Schedules”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Schedules as follows:

1.

Commencing on the Amendment Effective Date, each of the Schedules is hereby amended so that the “original Fund Name” set forth in Attachment 1 hereto shall be deleted and replaced with the “revised Fund Name” set forth in Attachment 1 hereto.

2.

This Amendment amends and operates in conjunction with each applicable Schedule.  This Amendment, each applicable Schedule and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of any applicable Schedule or the Agreement, the terms of this Amendment shall control.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto.  A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.		BlackRock Fund Advisors

By	/s/ Joke Jacinto	By	/s/ Ruth Weiss

Name	Joke Jacinto	Name	Ruth Weiss

Title	Executive Director	Title	Managing Director

Attachment 1

Ticker	Schedule		Original Fund Name	Revised Fund Name
	internal MSCI reference #	Date of Schedule
MTUM	AMD_00191087.0	4‑May‑16	iShares Edge MSCI USA Momentum Factor ETF	iShares MSCI USA Momentum Factor ETF
(previous AMD_00090437.0)
QUAL	AMD_00191087.0	4‑May‑16	iShares Edge MSCI USA Quality Factor ETF	iShares MSCI USA Quality Factor ETF
(previous AMD_00090437.0)
VLUE	AMD_00191087.0	4‑May‑16	iShares Edge MSCI USA Value Factor ETF	iShares MSCI USA Value Factor ETF
(previous AMD_00090437.0)
SIZE	AMD_00226209.0	10‑Sep‑18	iShares Edge MSCI USA Size Factor ETF	iShares MSCI USA Size Factor ETF
(previous AMD_00191087.0, AMD_00090437.0)
IMTM	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Intl Momentum Factor ETF	iShares MSCI Intl Momentum Factor ETF
(previous AMD_00136364.0)
ISZE	AMD_00249050.0	10‑Sep‑18	iShares Edge MSCI Intl Size Factor ETF	iShares MSCI Intl Size Factor ETF
(previous AMD_00226208.0, AMD_00191087.0, AMD_00163614.0)
IVLU	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Intl Value Factor ETF	iShares MSCI Intl Value Factor ETF
(previous AMD_00163614.0)
IQLT	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Intl Quality Factor ETF	iShares MSCI Intl Quality Factor ETF
(previous AMD_00136364.0)
EUMV	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Min Vol Europe ETF	iShares MSCI Europe Min Vol Factor ETF
(previous AMD_00119881.0)
EFAV	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Min Vol EAFE ETF	iShares MSCI EAFE Min Vol Factor ETF
(previous AMD_00403)
USMV	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Min Vol USA ETF	iShares MSCI USA Min Vol. Factor ETF
(previous AMD_00403)
SMMV	AMD_00205912.0	29‑Apr‑16	iShares Edge MSCI Min Vol USA Small‑Cap ETF	iShares MSCI USA Small‑Cap Min Vol Factor ETF
JPMV	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Min Vol Japan ETF	iShares MSCI Japan Min Vol Factor ETF
(previous AMD_00119881.0)
ACWV	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Global Min Vol Factor ETF
(previous AMD_00403)
EEMV	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Min Vol Emerging Markets ETF	iShares MSCI Emerging Markets Min Vol Factor ETF
(previous AMD_00403)
SMLF	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Multifactor USA Small‑Cap ETF	iShares MSCI USA Small‑Cap Multifactor ETF
(previous AMD_00156266.0)
MIDF	AMD_00254829.0	31‑Jan‑19	iShares Edge MSCI Multifactor USA Mid‑Cap ETF	iShares MSCI USA Mid‑Cap Multifactor ETF
LRGF	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Multifactor USA ETF	iShares MSCI USA Multifactor ETF
(previous AMD_00156266.0)
ACWF	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Multifactor Global ETF	iShares MSCI Global Multifactor ETF
(previous AMD_00151505.0)
ISCF	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Multifactor Intl Small‑Cap ETF	iShares MSCI Intl Small‑Cap Multifactor ETF
(previous AMD_00151505.0)
INTF	AMD_00191087.0	4‑May‑16	iShares Edge MSCI Multifactor Intl ETF	iShares MSCI Intl Multifactor ETF
(previous AMD_00151505.0)
EMGF	AMD_00191087.0 (previous AMD_00151505.0)	4‑May‑16	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI Emerging Markets Multifactor ETF

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